                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information constituting part of this Registration Statement on Form N-1A of the Janus Aspen Series.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
December 30, 2002